Exhibit 10.10

百济神州（北京）生物科技有限公司

EMPLOYMENT CONTRACT (FOREIGN EMPLOYEES)

劳 动 合 同 (外国籍员工)

This Employment Contract (the “Contract”) is between:

本劳动合同(“合同”)在以下双方之间签订：

Party A:	[	BeiGene (Beijing) Co., Ltd ] (the “Company”)

甲方:	[	百济神州（北京）生物科技有限公司 ]（”公司”）

Legal Representative 法定代表人:	[	Mr. John V. Oyler	]

Registered Address 注册地址:	[	Changping, Beijing	]

Postal Code 邮政编码:	[	102206	]

Party B:	[	Jason Yang	] (the “Employee”)

乙方:	[	杨建新	] （”员工”）

Nationality 国籍：	[	US		]

Passport Number 护照号码:	[		]

Mailing Address 通讯地址:	[			]

Postal Code 邮政编码:	[			]

Contact Phone Number 电话号码:	[			]

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

I.   General Provision 总则

1.                                               General Provision 总则

Pursuant to the PRC Labor Law, the PRC Employment Contract Law and other relevant PRC laws and regulations, through mutual consultation and agreement on the basis of legality, fairness, equality, voluntariness, and good faith, the Company and Employee hereby enter into this Contract and abide by the terms hereof.

根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》和相关法律法规，公司和员工遵循合法、公平、平等自愿、诚实信用的原则，经协商达成一致，签订本合同，共同遵守本合同所列条款。

Appendix One, Confidentiality, Intellectual Property, Non-Solicitation and None-Compete Agreement, and Appendix Two, Job Duties and Recruitment Requirement, are components of this Contract.

附件一, 保密、知识产权、禁止招揽和竞业限制协议，以及

附件二：工作职责和录用条件，是本合同的组成部分。

II.   Term of the Contract 合同期限

2.                                               Term 合同期限

This Contract is a fixed term employment contract. The term of this Contract is three years, from [  Jul.7, 2014    ] to [   Jul.6, 2017   ].  Prior to the expiration date of the contract term, the Company will notify the Employee in writing regarding its decision whether or not to extend or renew the contract term. If the Company decides to extend or renew the contract term, the Employee agrees to use his/her best efforts to assist with the completion of relevant extension or renewal procedures before the expiration date of the current contract term.

本合同为固定期限劳动合同，合同期限为三年，自[           ]年[      ]月  [       ]日起至[          ]年 [        ]月[        ]日止，本合同期满前，公司将书面通知员工是否延长或续订本合同。若公司决定延长或续订本合同的，员工应在合同期限届满之前配合完成相关延长或续订手续。

III.   Job Description and Workplace 工作内容和工作地点

3.                                               Job Position, Duties and Workplace 工作内容和工作地点

The Employee shall render services to the Company in the position of [ SVP and Head of Clinical Development ], and the Employee’s current workplace is in [    Beijing     ] city.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

员工的工作岗位为 [                                 ]，员工的工作地点为[                      ]。

Employee shall perform job duties and responsibilities in accordance with the job duties specified in Appendix Two.

员工应根据附件二的内容履行工作职责。

4.                                               Adjustment of the Position, Duties and Workplace 工作岗位、职责和地点的调整

The Employee agrees that the Company reserves the full discretion to adjust the Employee’s position, duties and workplace, according to its business needs and the Employee’s work performance.  At the Company’s sole discretion, the Employee may be dispatched to work at the Company’s branch offices.

员工同意公司有权根据经营管理的需要及员工自身的工作表现，依法调整员工的工作岗位、职责及地点。根据公司决定，员工可被外派至公司的分支办事处工作。

5.                                               Standard of Work Performance 工作标准

The Company has a performance evaluation system. The Employee’s standard of work performance shall be determined according to this system and the employee’s work duties. The Employee shall complete all work assigned by the Company and meet the stipulated working standard.

公司实行绩效考核制度。员工的工作标准按照公司绩效考核制度及其工作职责确定。员工应完成公司指定的工作，达到规定的工作标准。

6.                                               No Conflict of Interests 禁止利益冲突

During the term of this Contract, the Employee shall not take any other paid employment without prior written approval of the Company, and shall not provide any external consulting services to any third party without prior written approval of the Company.

在本合同期限内，未经公司事先书面批准，员工不得受雇于第三方并获得任何形式的报酬，也不得向第三方提供任何咨询服务。

IV.   Working Hours, Rest and Vacations 工作时间和休息休假

7.                                               Working Hours 工作时间

Standard working hours system: The Employee generally works no more than 8 hours a day and no more than 40 hours a week. The Employee’s office working hours are 9.00 a.m. to 6.00 p.m. (including one hour lunch time) from Monday to Friday.  The Employee may be required to work overtime occasionally, depending on the actual conditions.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

标准工时工作制：员工每日工作时间不超过八小时，每周工作时间不超过四十小时。员工具体工作时间为周一至周五上午9:00至下午6:00 （包括一小时午餐时间）。根据实际情况员工可能被要求加班。

8.                                               Overtime 加班加点

For Employee subject to standard working hours system or cumulative working hours system, they shall get supervisor’s prior written approval in order to work overtime.  Company will act in accordance with national laws and regulations, workplace regulations, as well as company internal policy to provide alternative time off for accrued overtime, or provide overtime pay to the Employee.

实行标准工时制和综合计算工时制的员工因工作需要需加班加点的，应当事先取得上级的书面批准。公司将根据国家和工作地的规定，及公司规章制度的规定，为员工依法安排同等时间补休，或向其支付加班工资。

9.                                               Vacations 休假

The Employee shall enjoy the Chinese public holidays, paid annual leave, marriage leave, maternity leave, and other leave periods applicable to him/her in accordance with PRC laws. The Employee shall take leave based around the business arrangement of the Company and follow relevant approval procedures for taking any leave so as to ensure that the business of the Company will not be adversely affected due to the absence of the Employee.

员工将依法享受国家法定节假日、法定带薪年休假、婚假、产假及其他适用于其本人的休息休假。员工应根据公司的业务需要、按照相关休假审批程序安排各种休假，以保证公司的业务不会因其休假受到不利影响。

Under the Company’s policy, you will be entitled to 12 working days annual leave (statutory paid annual leave included and including 2 fixed annual leave days arranged by the Company).  Unused extra company holidays （maximum 5 days） can be carried over to next calendar year before February.

根据公司规定，您将获得每年12 个工作日的年假（法定带薪年假包括在内, 并包括2天公司统一固定年假）。未使用的酌情额外年假（不超过5天）可结转到下个年度2月份前使用。

If under relevant PRC laws and regulations, you are entitled to more than 12 paid annual leave days, you will enjoy those statutory annual leave days and the Company will not provide you with any additional annual leave days.

如果根据中国法律法规，您有权享受超过12天的年假，您将享有该等年假，且公司不向您提供任何额外的年假。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

V.   Remuneration 劳动报酬

10.                                         Salaries 工资

Monthly base salary of the Employee is USD[  20,000   ].

员工月工资为税前美元[                      ] 元。

11.                                         Salary Adjustment 工资调整

The Company normally reviews the salaries of employees yearly. Adjustments are made on the basis of individual work performance, the Company’s operating conditions, the inflation rate, and market salary survey data provided by authoritative institutions, but this does not imply that salary increases will be rewarded.

公司每年将审核员工的工资水平。根据员工的工作表现、公司的经营状况、通货膨胀率及由权威机构发布的市场薪酬调查数据，公司有权调整员工的工资，但这并不代表公司一定会加薪。

12.                                         Payment of Salaries 工资支付

The Company shall pay the Employee’s salary in arrears, which will be paid via bank transfer on the last working day of each month.  If the salary payment date falls on a rest day or a public holiday, the salary shall be paid on the working day immediately prior to it. The salary will be pro rated on a daily basis in accordance with the relevant PRC laws and regulation for any periods of less than one full calendar month during the term of this Contract.

公司将于每月最后一个工作日通过银行转账的方式向员工支付当月的工资。如工资支付日是法定休息日或节假日的，则工资应提前在最近的工作日支付。如员工于本合同履行期间某月实际工作天数少于整个日历月的，工资将依法按比例以日计发。

The Company will deduct the social security and housing fund contributions (if any), and any other payments that the Employee is liable for under applicable law when paying the monthly salary.

公司在向员工支付每月工资时，将自员工工资中扣除社会保险和住房公积金（如有）及任何其他依法应由员工个人自行承担的费用。

The Employee’s first and last month’s salary shall be paid according to the salary payment regulations of the Company.

员工入职及离职月份的工资，根据公司工资支付制度处理。

13.                                         Bonus 奖金

In addition to the above salary, the Company has the total discretion to decide on the bonus payment (if any). The employee is eligible for a bonus of up to 20% of the annual base salary. It is completely subject to the Company’s discretion to decide the eligibility, amount and payment method of the said discretionary bonus. As a

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

condition precedent, the Employee shall remain a Company’s regular employee (i.e. without receiving termination notice or send resignation notice) on the date of bonus disbursement. To avoid any doubt, the Company has no legal obligation to provide the bonus.

除上述工资外，公司有权自主决定是否给员工发放奖金。奖金最高额为年基本工资的20%。该奖金是否支付以及支付方式、支付数额将完全由公司决定。在奖金实际支付当日，员工与公司之间的劳动关系必须存续，且双方均未于该日或之前向对方发出解除或终止劳动关系的通知，否则员工无权获得奖金。但无论如何，向员工发放奖金并非公司的义务。

14.                                         Individual Income Tax 个人所得税

Cash compensation is accounted on a gross basis and is paid in local currency.  It is the Employee’s obligation to pay individual income tax according to PRC laws.  The Company will withhold the income tax from each payment accordingly.

员工工资为扣税前数额，并将以当地通用的货币形式发放。员工有义务根据中国法律缴纳个人所得税。公司将依法从支付给员工的每笔款项中，扣除员工应当缴纳的个人所得税。

15.                                         Salary Information 工资信息

The Employee’s salary information is confidential. The Employee shall not discuss with or disclose such information to any third party (including other colleagues of the Company), except to his/her immediate supervisor or head of HR department or CEO. The Employee may seek advice from HRD regarding any questions about his/her remuneration.

员工的工资信息为保密信息，员工不得与任何第三方（包括公司的其他员工）讨论或向其披露该等事项，但与直接上级或人事总监或首席执行官讨论除外。员工如对其劳动报酬有疑问，可以直接向人事总监提出。

VI.   Benefits 福利

16.                                        Statutory Social Insurance and Housing Fund 法定社会保险及住房公积金

If required by applicable PRC laws or local regulations, and if as a practical matter it is feasible to do so, the Company will go through relevant procedures and make social insurance and housing fund contributions for the Employee and deduct from the Employee’s salary payments his/her share of social insurance and housing fund contributions. If due to the Employee’s personal reasons, the Company fails to timely complete or transfer the Employee’s social insurance formalities, thereby causing the Company to fail to make its contributions on time and suffer further losses (such as

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

overdue fine or penalty) in addition to repayment of the contributions, the Company reserves the right to claim compensation from the Employee for the additional losses.

如果相关的中国法律或地方规定有所要求，并且在现实操作中具有可行性，公司将为员工办理有关手续，为员工缴纳社保和住房公积金，并从员工的工资中扣除员工本人应承担的部分。 因员工个人原因使公司不能及时为其办理或转移社会保险关系，致使公司未能按时为其缴纳费用，且因此导致公司受到其他损失（如滞纳金、罚款等）的，公司保留向员工追偿损失的权利。

Upon the end or termination of this Contract, the formalities shall be dealt with in accordance with the relevant PRC laws and regulations.

当双方终止或解除本合同后，有关手续按照国家有关规定执行。

VII.   Labor Protection and Working Conditions 劳动保护和劳动条件

17.                                        Labor Protection and Working Conditions 劳动保护和劳动条件

The Company shall provide the Employee with appropriate working conditions,   facilities/equipment, and labor protection in accordance with PRC laws, as well as the management needs of the Company.

公司将根据中国法律和公司经营管理的需要为员工提供适当的劳动条件、劳动设施/设备及劳动防护用品。

VIII.   Internal Company Policies 内部规章制度

18.                                        Formulation of the Internal Company Rules and Policies 规章制度的制定

The Company is entitled to periodically formulate or revise its internal company rules and policies.  The Company will notify or publicize the Employee any internal rules and policies so formulated or revised.

公司有权根据经营管理需要，定期依照法律法规制定或修订其内部规章制度。公司将制定或修订后的规章制度告知员工或进行公示。

19.                                        Disciplinary Actions towards Violation of Internal Company Rules and Policies 违反规章制度的处分

If the Employee breaches the internal company rules and policies, the Company may take disciplinary actions against him/her up until the termination of this Contract according to provisions of this Contract, relevant internal rules and policies and relevant PRC laws.

员工违反公司规章制度的，公司有权根据本劳动合同、相关内部规章制度及中国法律对其进行纪律处分，直至解除劳动合同。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

IX.   Confidentiality 保密

20.                                        Confidential Obligation 保密义务

The Employee agrees to execute a confidentiality agreement with the Company. The Employee hereby agrees to abide by the confidentiality obligations, and violation of such obligations will result in disciplinary actions up until the termination of this Contract.

员工同意与公司签订一份保密协议。员工同意遵守保密义务。员工违反保密义务将受到公司的纪律处分，直至解除劳动合同。

X.   Amendment, Termination, End, and Renewal of the Contract

合同的变更、解除、终止和续订

21.                                        Amendment of the Contract 合同的变更

Parties shall properly go through amendment procedures and may amend this Contract if (a)  the Company unilaterally decides to amend the Contract to the extent permitted by PRC laws and local regulations; or (b)  the Company and the Employee reach an agreement through consultation.

各方应适当履行变更程序，若（a）公司在国家及工作地规定允许范围内单方决定变更；或（b）经公司与员工双方协商一致时，本合同可以变更。

22.                                        Termination Based on Mutual Agreement 协商解除

This Contract may be terminated if the Parties mutually agree to the termination. 经双方协商一致，可以解除本合同。

23.                                        Unilateral Termination by the Company With Immediate Effect公司单方立即解除

The Company may immediately terminate this Contract without making any severance pay to the Employee by giving notice of termination at any time under any of the following circumstances:

员工有下列情形之一的，公司有权随时通知员工解除本合同，而无需支付经济补偿：

（1）	where the Company proves that the Employee has failed to meet the recruitment requirements (please refer to Appendix One) during the probation period ;

在试用期间被证明不符合录用条件（见附件一）的；

（2）	where the Employee has seriously violated the internal rules and policies of the Company;

严重违反公司规章制度的；

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

（3）	where the Employee has committed a serious dereliction of duty or engaged in corrupt practices, causing substantial damage to the interests of the Company;

严重失职，营私舞弊，对公司利益造成重大损害的；

（4）	where the Employee is subject to criminal liabilities or labor education and rehabilitation;

被依法追究刑事责任或劳动教养的；

（5）

where the Employee has established an additional employment relationship with another business that materially affects the employee’s performance of tasks assigned by the Company, or refuses to rectify the situation after the same is brought to his/her attention by the Company;

员工同时与其他用人单位建立劳动关系，对完成公司的工作任务造成严重影响，或者经公司提出拒不改正的；

（6）

where the Employee uses such means as deception, coercion or exploitation of the Company’s difficult situation to cause the Company to sign this Contract, or to make an amendment thereto, that is contrary to the Company’s true intent; or

员工以欺诈、胁迫的手段或乘人之危，致使公司在违背真实意思的情况下订立或者变更本合同的；或

（7）	other circumstance occurs as provided by the PRC laws and regulations.

法律法规规定的其他情形。

24.                                         Unilateral Termination by the Company With Prior Notice 公司单方提前通知解除

Under any of the following circumstances, the Company may unilaterally terminate this Contract:

员工有以下情形之一的，公司可单方解除本合同：

（1）

where the Employee suffers from an illness or a non-work-related injury and is unable to take up the original work or any other work assigned by the Company to him/her upon the conclusion of his/her medical treatment leave; 员工患病或非因工负伤，在规定的医疗期满后，不能从事原工作，也不能从事由公司另行安排的工作的；

（2）	where the Employee is unable to competently perform the work responsibilities and remains incompetent after undergoing a training or being assigned to another position;

员工不能胜任工作，经过培训或调整工作岗位，仍不能胜任工作的；

（3）

where a material change to the objective circumstances under which this Contract was executed has occurred and rendered this Contract unenforceable, and the Parties have failed to reach an agreement on an amendment to this Contract after consultation; or

合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，经公司与

员工协商，未能就变更本合同内容达成一致的；或

（4）	other circumstance occurs as provided by the PRC laws and regulations.

法律法规规定的其它情形。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

However, for termination under any of the above circumstances, the Company will provide thirty (30) days prior written notice or the Employee’s last month salary in lieu of notice to the Employee.

但是，公司因上述原因解除本合同的，应当提前三十（30）日书面通知员工或按照员工上一个月的工资标准向员工支付代通知金。

25.                                        Downsizing经济性裁员

If any of the following circumstances makes it necessary to reduce the workforce by 20 persons or more or by a number of persons that is less than 20 but accounts for 10 percent or more of the total number of the enterprise’s employees, the Company may reduce the workforce after it has explained the circumstances to its trade union or to all of its employees 30 days in advance, has considered the opinions of the trade union or the employees and has subsequently reported the workforce reduction plan to the labour administrative authorities:

有下列情形之一，需要裁减人员20人以上或者裁减不足20人但占公司员工总数10%以上的，公司提前30日向工会或者全体职工说明情况，听取工会或者职工的意见后，裁减人员方案经向劳动行政部门报告，可以裁减员工：

（1）	the Company is restructuring pursuant to the Enterprise Bankruptcy Law;

公司依照企业破产法规定进行重整的；

（2）	the Company experiences serious difficulties in production and/or business operations;

公司生产经营发生严重困难的；

（3）	the Company switches production, introduces a major technological innovation or revises its business method, and, after amending of employment contracts, still needs to reduce its workforce; or

公司转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需裁减人员的；或

（4）	there are other major changes in the objective economic circumstances relied upon at the time of conclusion of this Contract, rendering it impossible to perform.

其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。

26.                                        Restrictions on the Unilateral Termination by the Company公司单方解除的限制情形

Under any of the following circumstances, the Company may not terminate this Contract pursuant to Article 25:

员工有下列情形之一的，公司不能依据本合同第二十五条解除本合同：

（1）

where the Employee is engaged in operations exposing him to occupational disease hazards and has not undergone a pre-departure occupational health check-up, or is suspected of having contracted  an  occupational  disease  and  is  being  diagnosed  or under  medical observation;

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

从事接触职业病危害作业，未进行离岗前职业健康检查，或者疑似职业病病人在诊断或者医学观察期间的；

（2）

where the Employee has been confirmed by a work capability assessment committee to have lost or partially lost the ability to work due to an occupational disease or a work-related injury sustained with the Company;  在公司患职业病或因工负伤，并经劳动能力鉴定委员会的鉴定，确认丧失或者部分丧失劳动能力的；

（3）	where the Employee has contracted an illness or sustained a non-work-related injury and the statutory period of medical care has not expired;

患病或非因工负伤，在规定的医疗期内的；

（4）	where the Employee is a female employee and is in her pregnancy, confinement, or nursing period;

女职工在孕期、产期、哺乳期的；

（5）	where the Employee has been working for the Company continuously for no less than 10 years and is less than 5 years away from his/her statutory retirement age; or

在公司连续工作满十年，且距法定退休年龄不足五年的；或

（6）	other circumstances as stipulated by the laws or administrative statutes.

法律、行政法规规定的其他情形。

27.                                        Resignation of the Employee 员工辞职

If the Employee wishes to resign, he/she shall give ninety [ 90 ] days prior written notice.

员工辞职应履行提前九十日书面通知的法定义务。

During the period between the submission of the written resignation notice and the termination of this Contract, the Employee shall continue to work as usual and begin to conduct handover matters, unless the Company requests otherwise.

自书面解除通知提交之日起至本合同解除之日止，除非公司另有规定，员工应照常工作，并配合完成交接工作。

28.                                        End of the Contract合同的终止

This Contract shall be ended if:

有下列情形之一的，本合同终止：

（1）	the Contract term expires;

本合同期满的；

（2）	the Employee has reached his/her statutory retirement age;

员工达到其法定退休年龄的；

（3）	the Employee dies or is declared dead or missing by a People’s Court;

员工死亡，或者被人民法院宣告死亡或者宣告失踪的；

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

（4）	the Company is declared bankrupt;

公司被依法宣告破产的；

（5）	the Company has its business license revoked, is ordered to close, is closed down, or the Company decides on early dissolution;

公司被吊销营业执照、责令关闭、撤销或者公司决定提前解散的；

（6）	the Company decides on early liquidation; or

公司决定提前清算的；或

（7）	other circumstance specified by laws or administrative statutes occur.

法律、行政法规规定的其他情形。

29.                                        Handover工作交接

The Employee shall carry out the following handover procedures upon the termination or ending of this Contract at the request of the Company, or else the Company will be entitled to seek compensation from the Employee for any economic losses:

本合同解除或终止的，员工应按照公司的要求办理下列工作交接手续，否则公司有权要求员工赔偿公司所受到的经济损失：

（1）	the Employee shall describe the work content, ongoing work/project development, and customer relationship to the person designated by the Company;

向公司指定的人员陈述工作内容、正在处理工作/项目的进展、客户关系；

（2）

the Employee shall return to the person designated by the Company all documents, materials, archives, passwords to information systems, keys, entrance certificates, computer software and equipment, credit cards, mobile phones, or any other property that is in the possession, control, or custody of the Employee and belongs to the Company or relates to the business or affairs of the Company;

向公司指定的人员交还文件、资料、档案、信息系统权限、钥匙、出入证、计算机软件及设备、信用卡、移动电话或任何由其持有、控制或保管的公司所有的或与公司业务或事务相关联的财产等；

（3）

the Employee shall make all financial settlements with the person appointed by the Company, including but not limited to, repayment of any cash advance, getting outstanding expenses reimbursed, compensating for any economic losses caused by the Employee, or compensating for the liquidated damages the Employee is liable for under a training agreement due to termination; and

与公司指定的人员办理离职结算，包括但不限于向公司清偿借支资金、办理未报销款项的报销、赔偿因员工个人原因给公司造成的经济损失、赔偿因员工离职而根据培训协议应承担的违约金等；及

（4）	the Employee shall make a detailed statement in writing, where requested by the Company, about the above handover procedures.

如公司要求，员工应对前述交接工作做出详细的书面材料说明。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

30.                                        Transfer of Social Insurance and Archives社会保险及档案转移

The Company will issue the termination or end certification to the Employee upon the termination or ending of this Contract, and will transfer his/her personnel archives and social insurance records pursuant to the requirements of PRC laws and regulations. The Employee shall actively assist the Company with the foregoing procedures. If the transfer of the personnel archives and social insurance fails due to the Employee’s personal reasons, the Employee shall be liable for any relevant consequences and responsibilities.

本合同解除或终止的，公司将为员工开具解除或终止本合同的证明，并按中国法律法规的规定为员工办理人事档案、社会保险关系转移手续。员工应积极配合公司办理前述手续。因员工原因导致未能转移人事档案、社会保险关系的，相关后果及责任由员工自行承担。

XI.   Severance Pay and Compensation经济补偿与赔偿

31.                                        Severance Pay经济补偿

If the employee is asked to leave and separation occurs not under the Sections (23, 24, 25, 26, 28, 29), severance will be paid according to China labor law.

如公司单方面解除合同(不因23, 24, 25, 26, 28, 29所列情形)，公司按照国家相关规定向员工支付经济补偿金，并在员工办结工作交接时支付。

32.                                        Compensation Responsibility of the Employee’s Breach of this Contract员工违约的赔偿责任

If the Employee breaches the provisions of this Contract, the rules and  policies of the Company, or the PRC laws and regulations and thereby has caused economic losses to the Company, the Employee shall compensate the Company for such losses.

员工违反本合同约定、公司规章制度或国家及工作地规定，对公司造成经济损失的，应依法向公司承担赔偿责任。

XII.   Post-Termination Obligations解除或终止后义务

33.                                        Post-termination Confidentiality Obligations解除或终止后的保密义务

After the termination or ending of this Contract, the Employee shall still be subject to the confidentiality obligations and obligations related to intellectual property rights.

在本合同解除或终止后，员工仍应遵守保密义务及有关知识产权的义务。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

34.                                        No Solicitation禁止招揽

After the termination or ending of this Contract, the Employee shall continue to be bound by the non-solicitation obligations set forth in the separate non-solicitation agreement.

在本合同解除或终止后，员工仍应遵守双方另行签订的不招揽协议的约定。

35.                                        No Competition 竞业限制

If parties have signed a separate non-compete agreement, then the Employee shall continue to be bound by the non-compete obligations after the termination or ending of this Contract.

如果双方另行签订竞业限制协议，则在本合同解除或终止后，员工仍应遵守双方另行签订的竞业限制的约定。

XIII.   Labor Dispute

36.                                        Labor Dispute Settlement争议解决

Any disputes between the Company and the Employee arising from this Contract shall be handled in accordance with the following labor dispute handling procedures:

本合同项下产生的员工与公司之间的任何争议，应按如下争议处理程序处理：

The Company and the Employee will try to settle the dispute through friendly consultation.  If the parties are unwilling or fail to settle the dispute, either party may apply to the labor dispute conciliation committee for conciliation.  Either or both parties may also directly apply to the labor dispute arbitration committee for arbitration.

公司和员工双方将尽力通过友好协商解决争议。若任何一方不愿或未能解决争议的，双方均可向劳动争议调解委员会申请调解。一方或双方也可以直接向劳动争议仲裁委员会申请仲裁。

If either party disagrees with the arbitration ruling and the ruling is not a final ruling under the laws or is revoked according to the laws by a People’s Court with competent jurisdiction, the party may file a proceeding in the People’s Court with competent jurisdiction within fifteen (15) days of receiving the notice of the arbitration ruling or the court decision revoking the arbitration ruling, as applicable.

若任何一方对仲裁裁决不服且该仲裁裁决非终局裁决或该裁决被有管辖权的人民法院依法撤销的，则可以自收到仲裁裁决书之日起或法院做出撤销决定之日起十五日内，向有管辖权的人民法院提起诉讼。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

IV.  Miscellaneous其他

37.                                        Governing Law 适用法律

The validity, conclusion and performance of this Contract shall be governed by the PRC laws and regulations.

本合同的效力、订立、履行均适用中国相关法律法规的规定。

38.                                        Supplementary Agreement 补充协议

If there is any issue not covered in this Contract, the Parties may agree on and conclude it in supplementary agreements.

本合同的未尽事宜，可由双方协商签订补充协议。

39.                                        Severability部分条款的效力

If any article of this Contract is regarded as illegal, invalid or unenforceable, the validity, effectiveness, and enforceability of other articles shall not be affected.

本合同任何条款被认定违法、无效或不可执行的，不影响本合同其他条款的合法性、效力和可执行性。

40.                                        Waiver of the Rights权利的放弃

A delay or failure to exercise a right under this Contract by either Party will not constitute a waiver of that right.

任一方未行使或未能及时行使其在本合同项下的相关权利的，并不表示该一方已经放弃该项权利。

41.                                        Timely Notification of Information Change信息变更的及时通知

The Employee’s address stipulated at the top of this Contract shall be treated as the post address of the Employee.

本合同首部列明的员工住址为员工的通讯地址。

The Employee shall notify the Company in writing within 5 working days of any change to personal information such as his/her ID/passport number, residing address, post address, household registration location, spousal status, or child status.  Otherwise, any communication sent to the post address most recently provided to the Company by the Employee shall be deemed properly delivered to the Employee.

员工的个人信息，如身份证/护照号码、住址、通讯地址、户籍所在地、婚姻家庭状况等发生变更的，应当在变更之日起五（5）个工作日内书面通知公司。员工未按照本条规定通知公司的，公司按照员工最近一次提供的通讯地址向员工发送各类文件均构成有效送达。

42.                                        Execution of the Contract合同的签署

This Contract shall take effect when the Employee signs the Contract and the Company places its seal on the Contract.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

本合同经员工签署并加盖公司公盖章后生效。

43.                                        Language of the Contract合同的语言

This Contract shall be written in both Chinese and English. Both language versions shall be equally authentic. In the event of any inconsistency between the two versions, the Chinese version shall prevail.

本合同以中英文书写，两种文本具有同等效力。如中英文本之间存在差异，应以中文文本为准。

44.                                        Copies 合同的份数

This Contract is executed in two originals and each party will have one original.

本合同一式两份。公司与员工各持一份。

The Employee has read each provision of this Contract, and accepts and agrees to the terms and conditions of employment set out in this Contract (including all Appendixes). The Employee confirms that he/she is not presently a party to any agreements, employment contracts or other arrangements that will restrict his/her ability to fulfill the responsibilities of the job position on behalf of the Company.

员工已阅读本合同，并同意接受本合同的所有条款（包括所有附件）。员工确认，他/她未曾签定任何限制其作为本公司员工开展业务活动的任何协议、合同或约定。

Party A Company Chop 公章	Party B Signature乙方签字

[stamp: BeiGene (Beijing) Co., Ltd.]	/s/ Jason Yang

Date日期:	Date日期:	July 7, 2014

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

APPENDIX ONE: 附件一

CONFIDENTIALITY, INTELLECTUAL PROPERTY RIGHT, NON-SOLICITATION & NON-COMPETITION AGREEMENT

保密、知识产权权益、禁止招揽及竞业限制协议

This Confidentiality, Intellectual Property Right, Non-Solicitation & Non-Competition Agreement (“Agreement”) is between:

本保密、知识产权权益、禁止招揽及竞业限制协议(“协议”)在以下双方之间签订：

Party A:	[	BeiGene （Beijing） Co., Ltd	] (the “Company”)
甲方:	[	百济神州（北京）生物科技有限公司	]（”公司”）

Legal Representative 法定代表人:	[	Mr.JOHN V.OYLER	]
Registered Address 注册地址:	[	Changping, Beijing	]
Postal Code 邮政编码:	[	102206	]

Party B:	[	Jason Yang	] (the “Employee”)
乙方:	[	杨建新	] （”员工”）

Passport No. 护照号码:	[	]
Mailing Address 通讯地址:	[	]
Postal Code 邮政编码:	[	]
Phone Number 电话号码:	[	]

Given the Employee’s position, and in accordance with the PRC Employment Contract Law, the PRC Labor Law and other relevant laws and regulations, the Parties, based on free will, equality and agreement through negotiation, hereby agree as follows:

基于员工的工作性质，根据《中华人民共和国劳动合同法》、《中华人民共和国劳动法》以及其他相关法律法规的规定，双方在自愿、平等、协商一致的基础上订立本协议：

I. Confidentiality 保密

The position of the Employee is [   SVP and Head of Clinical Development   ], and such position is of the nature of core business and/or senior management for the Company and has access to large amount of the Company’s commercial secrets and confidential information.

员工在公司担任[                                       ] 职务，该职位系公司核心业务和/或高级管理职位，能够接触到公司大量的商业秘密与保密信息。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

The commercial secrets and confidential information of the Company are important intangible property of the Company, the Employee understands and acknowledges that, he/she may access and acquire the Confidential Information (defined below) of the Company while working for the Company.

公司的商业秘密与保密信息是公司的重要无形资产，员工理解并承认，其在公司工作期间可能接触和了解公司的保密信息（见下述定义）。

The Employee understands and acknowledges that it will materially damage the Company’s economic interests or hurt the Company in business competition if the Employee directly or indirectly discloses to a third party (especially the present or potential competitor of the Company ) any Confidential Information.

员工理解并承认，直接或间接向第三方（特别是公司现有或潜在的竞争对手）披露公司的任何保密信息，将会严重损害公司的经济利益或使公司处于非常不利的竞争地位。

1.                  Confidential Information 保密信息

Confidential Information refers to all information obtained by the Employee in the course of his/her employment with the Company that belongs or is available to the Company and/or its affiliates except for information generally available to the public. Confidential Information includes any information regarding the business and affairs of the Company or any of its affiliates, including, but is not limited to：

保密信息指员工在公司工作期间得知的公司和/或其关联方所拥有或所知悉的所有信息，但公众已普遍知悉的信息除外。该等保密信息包括任何与公司或其关联方的业务或事务有关的信息，包括但不限于：

(1)             discoveries, inventions, products, product improvements, processes, methods, techniques, formulas, compositions, compounds, research projects, etc.;

发现、发明、产品、产品改良、工序、方法、技术、配方、组成、复合物、研究项目等；

(2)             business strategies and methods, marketing or promotional policies or activities, business development plans, client information, financial information, all forms of research data, personnel data, and management methods;

商业策略和方法、营销或促销的政策或活动、业务拓展计划、客户信息、财务信息、人员信息、各种类别的研究数据和管理方法；

(3)             any information that the customers and/or business partners of the Company or any of its affiliates consider confidential and in respect of which the Company or any of its affiliates may be subject to confidentiality or non-disclosure obligations；and

公司或其关联方的客户、商业伙伴认为保密的，并且公司或其关联方对此承担保密或不披露义务的任何信息，以及

(4)             all other information of any nature which may be disclosed or made known to the Employee at any time during the course of his/her employment with the Company.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

员工在受雇于公司的任何时候被告知或得知的任何其他信息。

For the purpose of this Section, Confidential Information will not be deemed to be generally available to the public only because it is known to a few people to whom it might be of commercial interest or because it is contained in broad or generic disclosures to the public. And, a combination/organization of two or more pieces of Confidential Information shall not be deemed generally available to the public only because the pieces are individually available to the public.

为本条之目的，不能仅因为保密信息已被对其拥有商业利益的少数人知悉，或包含在向公众的一般性披露中，即认定其已为公众普遍知悉。并且，不能仅因为保密信息的各个组成部分已为公众普遍知悉，即认定两个或以上的保密信息的组合已为公众普遍知悉。

2.                  Confidentiality Obligation 保密义务

The Employee is obligated to safeguard Confidential Information. The Employee undertakes to safeguard Confidential Information and, in particular, undertakes the following:

员工负有严守保密信息的义务。员工承诺其将谨慎尽职地保守保密信息，维护公司的商誉，并履行下列义务：

(1)             The Employee shall use Confidential Information only for the purposes of fulfilling his/her work duties assigned by the Company;

仅为完成公司交付工作的目的使用保密信息;

(2)             Except for the purpose of fulfilling his/her work duties, the Employee shall not disclose Confidential Information to any third party without prior written consent of the Company, unless it is required by PRC laws and regulations;

非为本职工作目的，未经公司事先书面许可，不得将保密信息披露给任何第三方，除非这是中国法律法规设定的义务；

(3)             Except for the purpose of fulfilling his/her work duties, the Employee shall not use or permit any third party to use Confidential Information without prior written consent of the Company;

非为本职工作的目的，未经公司事先书面许可，不得使用或允许任何第三方使用保密信息；

(4)             Except for the purpose of fulfilling his/her work duties, the Employee shall not duplicate, remake, copy, or distribute Confidential Information without prior written consent of the Company; and

非为本职工作的目的，未经公司事先书面许可，不得复制、再造、复印、分发保密信息或其载体；及

(5)             The Employee shall inform his/her current and subsequent employers of his/her continuous obligations regarding Confidential Information.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

将员工根据本协议负有的持续的保密义务告知现雇主和未来的雇主。

3.                                                Protection of Confidential Information 保密信息的保护

Upon the termination or end of his/her employment with the Company, or at any time as requested by the Company, the Employee shall return to the Company or the relevant affiliate and shall not keep in his/her possession, reproduce or deliver to anyone else, any and all computers, discs, CDs, electric storage devices, software, photographic records, video and sound records, documents, papers, books, materials, archives, receipts, vehicles, credit cards, correspondence, manuals, records, and/or other property and documents that belong to the Company or its affiliates, as well as any and all copies thereof which are under his or her possession and/or control.  The Employee hereby agrees that if he/she has stored any Confidential Information in his/her own personal property (such as a personal computer, electric storage device, etc.), he/she shall provide the Company with a copy of such Confidential Information and then permanently delete Confidential Information from the Employee’s personal property.  If the copying or the deletion as discussed in this Section is not feasible for any reason, upon the request of the Company, the Employee will transfer the ownership of such personal property to the Company, and the Company shall compensate the Employee in an amount equal to the actual value of the property.  Upon the termination or ending of the Employee’s employment with the Company or at any time during such employment as requested by the Company, the Employee shall sign and deliver to the Company a written certification confirming his/her compliance with the obligations under this Section. 员工承诺，在其离职时或在工作中应公司随时要求，员工应立即向公司或相应的关联方归还（并不得继续占有、复制或向他人交付）任何及所有属于公司或关联方的计算机、磁盘、CD、电子存储设备、软件、图片、影像、录音、文件、证件、帐册、资料、档案、收据、车辆、信用卡、信件、手册、记录、其他所有的财产和文件、以及员工占有和/或控制的任何和全部上述物件的复制件。员工同意，如员工在其个人财产（如个人电脑、电子存储设备等）中存有任何保密信息，员工应向公司提供该等保密信息的复制件，并将该等保密信息从员工的个人财产中永久删除。如本款提及的复制或删除因任何原因而无法实现，应公司要求，员工应向公司转移该个人财产的所有权，公司应向员工支付金额等于该个人财产实际价值的补偿金。在员工离职时或在工作期间内公司随时要求时，员工应签署并交付给公司一份书面证明，证明其已履行本条项下的义务。

4.                                                Continuance of Confidentiality Obligation 保密义务的存续

The Employee acknowledges that his/her confidentiality obligations under Article 1, Article 2 and Article 3 of the Agreement shall apply during the term of the Employment Contract or Internship Contract and shall continue after the Employment Contract or Internship Contract has been terminated/ended (for any reason whatsoever) until such information has become public knowledge. If the Employee breaches his/her confidentiality obligations, he/she shall compensate the Company for the losses the Company suffers from his/her violation. The Employee’s confidentiality obligations shall continue to notwithstanding his/her payment of any damages to the Company.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

员工承诺，其在本协议第1条、第2条和第3条下的保密义务在劳动合同/实习合同内均将存续，并在劳动合同/实习合同解除/终止（无论因何种原因而解除/终止）后仍将持续，直至此等信息不再是保密信息（但因员工的违约行为而导致该等信息成为公众所能普遍获取的信息除外）。员工违反其保密义务的，应当向公司赔偿公司因此受到的损失。员工根据本条规定赔偿公司损失的，仍应承担前述保密义务。

5.                                                Liabilities for Breach of Confidentiality Obligation 违反保密义务的责任

If the Employee breaches any confidentiality obligation, the Employee shall be liable as what follows:

员工如违反本协议中任何保密义务，应当承担如下违约责任：

(1) Pay the Company the liquidated damages in the amount equal to six months’ salaries (including any bonus) prior to the breach of the Agreement or ending/termination of the employment, whichever is early. Where the Employee has worked for the Company for less than 6 months, it shall be calculated as six times of the monthly average salary actually obtained by the Employee. If the losses, as a result of violating any provision of this Agreement by the Employee, are more than the liquidated damages, the Employee shall pay the difference between the actual losses and the liquidated damages (including but not limited to, for the purpose of performing this clause, the reasonable fees paid by the Company, such as judicial authentication fees and attorney fees). Where the Employee has paid the liquidated damages in accordance with this clause or has compensated the Company for the losses, the Employee shall continue to undertake the confidentiality obligations under this Agreement.

一次性向公司支付相当于员工违约前或离职前（以二者中较早者为准）六个月实际所得工资（包括各项奖金）的违约金。如果员工在公司实际工作时间不足六个月，则按其在职期间实际获得之月平均工资的六倍计算。员工的违约行为给公司造成之损失超过此额度的，公司有权要求员工加付此额度与公司实际损失之间的差额，公司的实际损失包括但不限于公司为执行本条款所承担的各项合理费用，如诉讼费、律师费等。员工根据本条规定向公司支付违约金或赔偿公司损失后，仍应继续承担本协议项下的保密义务；

(2) Where the Company’s Confidential Information is publicized due to the Employee’s breaches of the Agreement, the Employee shall compensate the Company the total value of such Confidential Information. The total value of such Confidential Information shall be appraised by an intangible property appraisal authority certified by the State.  因员工的违约行为造成公司的保密信息公开的，员工应当向公司赔偿该保密信息的全部价值。保密信息的全部价值，由国家认可的无形资产评估机构评定。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

II. Intellectual Property Rights 知识产权权益

6.                                                Assignment of Inventions 发明权的归属

The Employee shall promptly and fully disclose to the Company and acknowledge that all right, title, and interest in and to any and all inventions, discoveries, designs, developments, improvements, copyrightable material, trade secrets, and related Intellectual Property Rights (collectively herein referred to as “Inventions”) that the Employee may solely or jointly conceive, develop, author, reduce to practice or otherwise produce during the term of this Agreement or the Employee’s employment with the Company, shall be owned by the Company and are hereby assigned exclusively to the Company.

在本协议期限或员工受雇于公司的期间内，关于员工可能独自或与他人联合构想、开发、制作、促成实施或以其它方式产生的所有发明、发现、设计、开发、改进、可获版权的资料、商业秘密和有关的知识产权（在此统称”发明”），员工应立即并充分向公司披露，并确认该等发明及其所有权利、权属和利益为公司所有。员工在此将该等权利让渡与公司独有。

The Employee waives and quitclaims to the Company any and all claims of any nature whatsoever that the Employee now or hereafter may have for infringement of any patent application, patent, or other intellectual property right relating to any Inventions so assigned to the Company.

员工放弃目前或将来可能与在此让渡于公司的发明有关的、任何专利申请、专利权或其他知识产权的侵权而产生的、任何性质的、对公司的权利请求。

The Employee owns any Inventions about which the Employee can prove all of the following:

若员工能证明以下所有各项，则员工应拥有该等发明：

(1)         It was developed entirely on the Employee’s own time;

其完全是在员工自己的时间内开发的；

(2)         None of the Company’s equipment, supplies, facilities, services, or trade secret information were used in its development;

其是员工未利用公司的设备、供应、设施、服务或商业秘密信息而开发的；

(3)         It does not relate (1) directly to the Company’s business or (2) to the actual or demonstrably anticipated business, research or development of the Company; and 其（1）与公司业务无直接联系，或（2）与公司实际或可表明其进行的业务、研究或开发无关；以及

(4)         It does not result from any work performed by the Employee for the Company.

其非由员工为公司履行其工作职责所致。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

7.                                                Excluded and Licensed Inventions 被排除和被许可的发明

The Employee has attached a list (Appendix One) describing all Inventions belonging to the Employee or made by the Employee prior to the commencement of the Employee’s employment with the Company, which the Employee wishes to have excluded from this Agreement. If no such list is attached to the Agreement, the Employee is deemed to represent that there are no such excluded Inventions.

员工附一份清单（附件1.1）列明所有属于员工的，或由员工在其与公司的劳动关系开始之前做出的，员工希望排除在本协议之外的发明。如无该等清单附于本协议后，则视为员工表示无该等被排除的发明。

As to any Inventions in which the Employee has interests at any time prior to or during the term of this Agreement or the employment with the Company, if the Employee uses or incorporates such an Invention in any released or unreleased product, service, program, process, machine, development or work in progress of the Company, or if the Employee permits the Company or any related entity to use or incorporate such an Invention, the Company is hereby granted and shall have an exclusive royalty-free, irrevocable, world-wide license to exercise any and all rights with respect to such Invention, including the right to protect, make, have made, use, and sell that Invention without restriction as to the extent of the Employee’s ownership or interest. 在本协议期限或员工受雇于公司的期间或之前的任何时间，对于员工拥有权益的发明，如果员工在公司发行的或未发行的任何产品、服务、程序、工艺、机器、开发或工作过程中使用或采纳了该等发明，或如员工允许公司或其关联企业使用或采纳该等发明，则公司在此被授予并拥有独家的、免许可费的、不可撤销的、世界范围内的运用该等发明的所有权利，包括不受员工所有权或权益限制的，保护、制作、使得以制作和销售该发明的权利。

8.                                                Applications for Copyrights & Patents 版权和专利权申请

At any time during the term of this Agreement or the employment with the Company and thereafter, the Employee shall execute any proper oath or verify any proper document in connection with carrying out the terms of this Agreement.

在本协议期限或员工受雇于公司的期间或之后的任何时间，员工将就本协议的履行签署任何适当的誓约或验证任何适当文件。

If because of the Employee’s incapacity, or for any other reason, the Company is unable to secure the Employee’s signature to apply for or pursue any application for or registration of any PRC, U.S., or foreign patent or copyright covering Inventions owned by the Company as stated above, the Employee hereby irrevocably appoints the Company and its duly authorized officers and agents as the Employee’s agent and attorney in fact, to act in the Employee’s stead to execute and file any such applications and to do all other lawful acts to further the prosecution, issuance, maintenance or enforcement of PRC, U.S. and foreign patent applications, patents and copyrights thereon with the same legal force and effect as if executed by the Employee.

如果因为员工的无能力或任何其他原因，公司无法获得员工的签字从而不能申请、或寻求任何涵盖上述公司拥有发明的，中国、美国或其他外国的专利或版权的申请或登记，员工在此不可撤销地委任公司和公司合法授权的人员和代理人作为员工事实上的代理人和受托人，代表员工签署和提交该等申请，以及采取所有其他合法行为进行中国、美

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

国和其他外国专利申请、专利权和版权的发起、维持或实施，其法律效力有如由员工亲自进行。

In furtherance of this Agreement, the Employee shall testify at the Company’s request and expense in any legal proceeding arising during or after the term of this Agreement. 为达到本协议的目的，在本协议期限内或之后产生的任何法律程序中，员工将应公司的要求进行作证，并由公司承担费用。

III. Non-Solicitation 禁止招揽

9.                                                Non-solicitation Obligation 禁止招揽义务

During the employment relationship between the Company and the Employee and within [ 12 ] months following the termination or ending of the employment relationship, the Employee shall not:

在双方的劳动关系存续期间以及劳动关系解除后的[ 12  ]个月内，员工不得：

(1)         Directly or indirectly, induce or try to induce any other employee of the Company to terminate or end his/her employment with the Company, or directly or indirectly recruit or hire any other employee of the Company, or encourage or participate in such recruitment or hiring.  “Any other employee of the Company” referred to in this provision includes any person who has established employment with the Company, or a third party which has established a service relationship with the Company or is negotiating with the Company with respect to the establishment of a service relationship; or

直接或间接地劝诱或试图劝诱公司的其他员工解除或终止与公司的劳动关系，或直接或间接地招募或雇用，或鼓励或参与招募或雇用公司的任何其他员工。”公司的任何其他员工”在本条中指任何已经与公司建立劳动关系，或已经或正在与公司就建立服务关系进行协商的个人；或

(2)         Solicit any client of the Company for business not to be conducted with the Company.  “Any client of the Company” referred to in this provision includes any third party that has established cooperation with the Company or is negotiating with the Company with respect to the establishment of cooperation.

引诱公司的任何客户从事与公司无关的业务。”公司的任何客户”在本条中包括任何已经与公司建立合作关系的，或者正在与公司就建立合作关系进行协商的任何第三方。

10.                                         Liabilities for Breach of Non-Solicitation Obligation 违反禁止招揽义务的责任

In the event that the Employee breaches his/her Non-Solicitation Obligation, the Company

如果员工违反禁止招揽义务，则公司

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

(1)                        may terminate the Employee’s employment relationship with the Company for the reason that the Employee has committed gross misconduct and the Company shall not be held liable to the Employee for the termination; and

可以以严重违纪为由解除与员工的劳动关系并不因此向员工承担任何责任；并且

(2)                        has the right to require the Employee to immediately stop violating his/her Non-Solicitation Obligation and reserves the right to seek further compensation for the losses caused by such breach.

有权要求员工立即停止违反禁止招揽义务的行为，并对由员工行为造成的损失保留进一步寻求补偿的权利。

In addition, if the Employee violates the Non-Solicitation Obligation, the Employee shall provide a compensation to the Company, which includes: (1) all monetary benefits the Employee receives as a result of the breach; (2) losses caused to the Company’s operation and business; (3) the Company’s reasonable expenses in investigating the Employee’s breach, including, but not limited to, travel and transportation expenses, translation fees, attorneys fees, notarization fees, judicial certification fees, and expenses for retaining third parties to conduct relevant investigations, etc.; and (4) damages to the Company’s intangible properties such as business reputation.

另外，若员工违反禁止招揽义务，则应向公司赔偿的金额包括：（1）员工因违约行为所获得的全部收益；（2）给公司经营和业务造成的损失；（3）公司因调查其违约行为而支出的合理费用，包括但不限于差旅费、交通费、翻译费、律师费、公证费、司法鉴定费、委托第三方进行调查的费用等；和（4）给公司商誉等无形财产造成的损失。

The rights and remedies of the Company pursuant to this clause are cumulative, in addition to, and shall not be deemed to exclude, any other right or remedy which the Company may have pursuant to this Agreement or the fullest extent of PRC law.

本条款下的公司的权利和救济是可以累加的。上述权利和救济并不排除公司基于本协议或在中国法律最大许可范围内的其他权利和救济。

IV. Non-Competition 竞业限制

11.                                         Non-Competition Obligation 竞业限制义务

During the Employee’s employment with the Company and within [  24  ] months after the termination or ending (for whatever reasons) of his/her employment with the Company, in China or any country or place where the Company carries on business, the Employee shall not, directly or indirectly, establish, carry on, participate in, work for, provide support for, or advise, any entities or individuals that directly or indirectly compete with the Company or its affiliates, whether as a shareholder, director, executive, partner, agent, employee or otherwise, or carry on any activity in compete with the business carried on by the Company or its affiliates (“Non-Competition Obligation”). The employee acknowledges that he/she will not work on any targets,

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

proprietary methods/techniques, research projects he/she has worked on during the stay at BeiGene for 24 months after departure

在受雇于公司期间以及用工关系解除或终止（无论何种解除或终止事由）的[   24   ]个月内，在中国境内或任何公司开展业务的国家或地区，员工不得直接地或间接地设立、经营、参与任何与公司及其关联公司有直接或间接竞争关系的的组织，不得直接地或间接地为该等组织服务、提供支持或提供任何建议，担任该等组织的股东、董事、执行官、合伙人、代理人、雇员或任何其他职位，亦不得直接地或间接地从事任何与公司或其任何关联公司业务相竞争的业务（”竞业限制义务”）。员工同意在离职后的24个月之内不从事任何在公司期间参与过的与靶标、受保护的研究方法与技术以及研究项目相关的工作与研究。

12.                                         Non-Competition Compensation 竞业限制补偿金

During the said post-termination non-competition period, the Company agrees to provide to the Employee non-competition compensation to be deposited into the Employee’s salary account.  The compensation will be made in equal monthly installment, equivalent to [   60   ] % of the Employee’s monthly salary at the end of his/her employment relationship with the Company (subject to applicable PRC Individual Income Tax deduction).

公司同意，在用工关系结束后的竞业限制期限内，向员工提供竞业限制补偿金，存入员工的工资账户。补偿金将按月支付，每月金额等同于员工离职前月工资的[  60   ]%（公司将代扣代缴中国个人所得税）。

13.                                         Waiver of  Non-competition Obligation 竞业限制义务的免除

Within the period of the Employee’s employment with the Company, the Company may exempt the Employee from the non-competition obligation at any time by giving a written notification to the Employee; after the Employee leaves the Company, the Company may exempt the Employee from the non-competition obligation by giving a 30-day prior written notification to the Employee. After the Company exempts the Employee from the non-competition obligation, the Company shall accordingly be exempted from the obligation to pay to the Employee any compensation for non-competition obligation.

员工在公司任职期间，公司可以随时书面通知员工免除其竞业限制义务；员工离职以后，公司可以提前三十日书面通知员工免除其竞业限制义务。在公司免除员工的竞业限制义务后，公司相应地无需再向员工支付任何竞业限制义务补偿。

14.                                         Notification to Third Party 向第三方告知

After the Employee leaves the Company, the Employee shall, upon the Company’s request, notify the Company of the name and address of his/her new employer with whom he/she has an employment contract or service relationship. If the Company deems it necessary, the Company may notify the Employee’s new employer of all the obligations under this Agreement binding the Employee.

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

在员工离职之后，员工应当按照公司的要求，向公司告知与其建立劳动/聘用/劳务关系的用人单位的名称和地址。在公司认为必要的情况下，公司有权向该等用人单位告知员工在本协议下所承担的义务。

15.                                         Liabilities for Breach of Non-Competition Obligation 违反竞业限制义务的     责任

For avoidance of any doubt, breach includes, but is not limited to, working for any competing organization, doing business (directly or indirectly) in competing business, failure to report to the Company the Employee’s post-termination employment status, etc.

为避免歧义，违约行为包括但不限于：为任何竞争组织工作、直接或间接从事经营竞争业务、未按要求向公司报告离职后工作状况等。

In the event that the Employee breaches his/her Non-Competition Obligation, he/she shall pay the Company liquidated damages in the amount of 200% of the non-compete compensation the Employee has received from the Company. In addition, the Company has the right to require the Employee to immediately stop violating his/her Non-Competition Obligation and reserves the right to seek further compensation for the losses caused by such breach.

如果员工违反竞业限制义务规定的，应当向公司支付其已收到的竞业限制补偿金貳倍的金额。另外，公司有权要求员工立即停止违反竞业限制义务的行为，并对由员工行为造成的损失保留进一步寻求补偿的权利。

In addition, if the Employee violates the Non-Competition Obligation, the Employee shall provide a compensation to the Company, which includes: (1) all monetary benefits the Employee receives as a result of the breach; (2) losses caused to the Company’s operation and business; (3) the Company’s reasonable expenses in investigating the Employee’s breach, including, but not limited to, travel and transportation expenses, translation fees, attorneys fees, notarization fees, judicial certification fees, and expenses for retaining third parties to conduct relevant investigations, etc.; and (4) damages to the Company’s intangible properties such as business reputation.

另外，若员工违反竞业限制义务，则应向公司赔偿的金额包括：（1）员工因违约行为所获得的全部收益；（2）给公司经营和业务造成的损失；（3）公司因调查其违约行为而支出的合理费用，包括但不限于差旅费、交通费、翻译费、律师费、公证费、司法鉴定费、委托第三方进行调查的费用等；和（4）给公司商誉等无形财产造成的损失。

The rights and remedies of the Company pursuant to this clause are cumulative, in addition to, and shall not be deemed to exclude, any other right or remedy which the Company may have pursuant to this Agreement or the fullest extent of PRC law.

本条款下的公司的权利和救济是可以累加的。上述权利和救济并不排除公司基于本协议或在中国法律最大许可范围内的其他权利和救济。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

16.                                                  Release of Non-Competition Obligation in Certain Circumstances 竞业限制义务的免除和存续情形

The Parties agree that if the Company does not provide compensation as stipulated under this Agreement within three consecutive months after the termination or ending of the employment relationship, the Employee can be automatically released from his/her Non-Competition Obligation.

双方同意，如果公司在员工离职后的连续三个月内不支付本协议中规定的竞业限制补偿金，员工可以自动不承担竞业限制义务。

However, if the Employee could have received the non-competition compensation provided by the Company but for the Employee’s own intentional or unintentional action or inaction, the Company is deemed to have fulfilled its obligation under the Non-Competition clauses of this Agreement and the Employee’s Non-Competition Obligation is not waived.

但是，如果是因员工自身的，有意或无意的作为或不作为，导致其没有收到公司提供的竞业限制补偿金，则认为公司已履行了其在本协议竞业限制条款下的义务，而员工的竞业限制义务并未被免除。

V.   Miscellaneous 其他

17.                                         Governing Law 管辖法律

The Parties agree that this Agreement shall be governed by the PRC laws and regulations.  For any disputes arising out this Agreement, such disputes shall be resolved under the PRC laws and regulations.

双方同意，本协议适用中国法律法规的规定。有关本协议的任何争议应适用中国法律法规解决。

18.                                         Remedies 法律救济

If a Party to this Agreement breaches this Agreement, or fails to perform the obligations under this Agreement, to the extent permitted by PRC Laws，the other Party that abides by the Agreement has the right to enforce performance of this Agreement and to seek any other proper remedies (including monetary compensation, if applicable). 若一方违反本协议，或未能履行其在本协议项下的任何义务，在中国法律允许的范围内，守约的一方有权请求强制履行、以及寻求其他任何适当的救济（包括金钱赔偿，如适用）。

19.                                         Amendment of the Agreement  本协议的修改

Any amendment to the terms of this Agreement shall be executed in writing by mutual agreement.

对本协议条款的任何修订当以双方书面协议的方式进行。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

20.                                         Supplementary Agreement 补充协议

For any matters not covered by this Agreement, the Parties may agree in writing by supplementary agreements. Supplementary agreements shall be incorporated into this Agreement.

本协议未尽事宜，可由双方书面协商，签订补充协议。补充协议应作为本协议的一部分。

21.                                         Severability 部分条款的效力

If any provisions of this Agreement are regarded as illegal, invalid or unenforceable, the validity, effectiveness and enforceability of the remainder of this Agreement shall not be affected.

本协议任何条款被认定为违法、无效或不可执行的，不影响本协议其他部分的合法性、效力和可执行性。

22.                                         Notice 通知

All notices and correspondence under this Agreement shall be in writing.

本协议项下的所有通知及相关通信往来应以书面形式进行。

The Employee confirms that the Employee’s mailing address listed at the beginning of the Agreement is current. If the Employee’s mailing address changes, the Employee shall, within five days, notify the Company in writing. If the Employee, in violation of this provision, fails to provide updated mailing address to the Company, the Company’s mail delivery and correspondence to the Employee’s most recently updated mailing address in the Company’s record shall be deemed valid and effective.

员工确认，本协议首部列明的员工通信住址现在有效。该住址如有变更，员工应当在变更之日起五（5）个工作日内书面通知公司。员工未按照本条规定通知公司的，公司按照员工最近一次提供的通讯地址向员工发送各类文件均构成有效送达。

The Employee’s notice or mail to the Company under this Agreement shall be delivered to the Company’s Human Resource department or other addresses designated by the Company in writing.

员工基于本协议给公司的通知或信件应发送到公司的人力资源部门或公司书面指定的其他地址。

23.                                         Waiver of the Rights 权利的放弃

A delay or failure to exercise a right under this Agreement by either Party does not constitute a waiver of that right.

任一方未行使或未能及时行使其在本协议项下的相关权利的，并不表示该一方已经放弃该项权利。

24.                                         Execution of the Agreement 协议的签署

This Agreement shall take effect when the Employee signs, and the Company stamps its seal on the Agreement.

本协议经员工签署并加盖公司公盖章后生效。

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

25.                                         Language of the Agreement 协议的语言

This Agreement is executed in both English and Chinese. In the event of any discrepancy between the English and Chinese versions, the Chinese text shall govern and prevail.

本协议以中英文书写。如中英文本之间存在差异，应以中文文本为准。

26.                                         Copies 协议的份数

This Agreement shall be executed in two counterparts; each Party shall hold one original.

本协议正本一式两份；双方各执一份。

The Company Stamp 公司公章	Employee Signature 员工签字

[stamp: BeiGene (Beijing) Co., Ltd.]	/s/ Jason Yang

Date 日期:	Date 日期:	July 7, 2014

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

APPENDIX 1.1

附件1.1

List of the Employee’s Excluded Inventions for the Purpose of Article 7 of this Agreement  本协议第七条中被排除的员工发明

Title/Name 名称	Date 日期	Identifying Number/Description 标识号码/描述

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com

百济神州（北京）生物科技有限公司

APPENDIX TWO - JOB DUTIES AND RECRUITMENT REQUIREMENT

附件二：工作职责和录用条件

Address: Zhong-Guan-Cun Life Science Park, Changping district, Beijing, 102206

Tel: +86 10 8072 6688 ext.8377 Fax: +86 10 8072 7509 www.beigene.com